Listing Report:Supplement No. 161 dated Feb 04, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 168678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$101.83

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	37%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	17 / 11	Length of status:	22y 7m
Credit score:	680-699 (Feb-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$35,482	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jjh4445	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes -Tuition - Travel
PURPOSE
- TAXES: 2009 tax payments to IRS (withholding and deductions were less than expected in 2009)
- TUITION & TRAVEL:? Front-end educational costs for 2010-11 academic year - i.e., tuition deposit for college along with travel expenses for college visits to select schools for purpose of making final college choice.

FINANCIAL PROFILE
- Continuously employed, responsible, mature, professional, married couple working in education, each for 20+ years at current respective employers
- Solid credit score and very good credit history in terms of on-time payments and meeting obligations.
- Gross household income of $140,000 annually
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.15%	Starting borrower rate/APR:	7.15% / 7.49%	Starting monthly payment:	$52.61

Auction yield range:	3.06% - 6.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	5	Current / open credit lines:	10 / 10	Length of status:	7y 4m
Credit score:	760-779 (Jan-2010)	Total credit lines:	21	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$13,248	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	economy-caper9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fresh start in the New Year
Purpose of loan:
This loan will be used to pay off a credit card balance.? 2009 was a bad year for my cabinet shop.? So unfortunately my family had to put some bills on a credit cards in order to stay living in our home.

My financial situation:
I am a good candidate for this loan because this are starting to fall back in to place now.? There are some jobs on the horizon and also my wife and I have picked up some new part time jobs.? After figuring our family budget, we should have about $230 extra month.?

I believe this site will show that I have one late payment from 2008.? What happened is that I used a credit card for a $54 payment.? This particular card was one I hardly used.? Well I forgot to make the payment.? About 1 month later, after the damage was done, my credit card company mailed me a letter stating I was late with a payment.? I tried to argue to fix this only blemish on my record but they wouldn't.? Otherwise my wife and I have about?6 accounts in our household that we are consistent about making payments on.? Home, car, and some credit cards.? I excited about this year to finally get my life back in order.? If you have any questions, please feel free to ask.? I'll be happy to answer.? Thanks for taking time to read my post.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$85.50

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1977	Debt/Income ratio:	94%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Part-time employee
Enhanced (1-10):	2	Current / open credit lines:	4 / 3	Length of status:	4y 10m
Credit score:	720-739 (Jan-2010)	Total credit lines:	22	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$24,029	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	coin-encore	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Goal - Debt free by 2011
This loan will be used to 1) pay the high interest credit cards? 2) pay some small medical expenses and? 3) start a home-based business.? I am very motivated to get out of debt, therefore,? I will make a good candidate for this loan.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$388.20

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	17 / 12	Length of status:	16y 10m
Credit score:	700-719 (Jan-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,760	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-rupee-banshee	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off everything
Purpose of loan:
This loan will be used to?payoff everything
My financial situation:
I am a good candidate for this loan because? My credit is fairly good standing.I want to start over and pay back one loan.

Monthly net income: $ 4800.00

Monthly expenses: $ 50.00
??Housing: $ 1200.00
??Insurance: $ 60.00
??Car expenses: $ 316.00
??Utilities: $ 30.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 40.00
??Clothing, household expenses $ none
??Credit cards and other loans: $7000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$339.57

Auction yield range:	17.06% - 28.99%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1982	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	11 / 10	Length of status:	12y 8m
Credit score:	680-699 (Jan-2010)	Total credit lines:	37	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$10,286	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	Zerby	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Nov-2007) 680-699 (May-2007)
Principal balance:	$1,926.09	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I'm currently employed working for the same company for 12+ years.? My wife also contributes to our household income.? She is a Registered Nurse working at a local hospital.

Monthly net income: $ 4000?? ($6000 including wife's income)

Monthly expenses:
? Housing: $ 550.00
??Insurance: $ 176.00
??Car expenses: $ 330.00
? Boat Loan: $271.00
??Utilities: $ 220.00
??Phone, cable, internet: $ 400.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 500.00
? Fuel expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.62%	Starting borrower rate/APR:	10.62% / 12.73%	Starting monthly payment:	$520.94

Auction yield range:	4.06% - 9.62%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	23 / 17	Length of status:	1y 8m
Credit score:	740-759 (Feb-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,452	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	cerebral-commitment	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Parents Anniversary Present
Purpose of loan:
Lanscaping work and construction of gazeebo on parents property for anniversary present

My financial situation:
I have a steady job, a profession that is high in demand, and have average credit card debt with (2)?paid off car loans and student loans. Also, I reside at my parents house,?in turn have?minimal housing costs
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.76%	Starting borrower rate/APR:	15.76% / 17.94%	Starting monthly payment:	$350.39

Auction yield range:	6.06% - 14.76%	Estimated loss impact:	5.25%
Lender servicing fee:	1.00%	Estimated return:	9.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	41%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	7 / 7	Length of status:	2y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	20	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$23,183	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	serenity320	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Escape the tyranny of credit cards
Purpose of loan:
I am requesting this loan in order to pay off my high interest credit cards. I incurred quite a bit of debt when I was unemployed back in 2006 and early 2007. I've paid off a good amount of the debt; however, the credit card companies are now currently raising their rates to astronomical levels. I do not want to pay their interest rates, but would rather borrow from you.

My financial situation:
I am a good candidate for this loan because I consistently pay all my bills on time. I am looking for this loan in order to avoid paying really high interest rates to the credit card companies. I have consistently held the same job for the past 2.5 years, and the company is currently growing, so I am in no danger of being laid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$320.33

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	13 / 13	Length of status:	1y 7m
Credit score:	800-819 (Jan-2010)	Total credit lines:	14	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$86	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	family_car_loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
800+ credit score needs $ for car
Purpose of loan:
To pay off my auto lease on my Honda Accord.??

My financial situation:
I am a good candidate for this loan because I have a stable job with a company that has experience significant growth over the past 2 years.? I haven't missed any payments in my live.? I have an excellent credit score above 800.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	5 / 4	Length of status:	0y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	9	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$4,288	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	breathtaking-capital6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting on the American Dream
Purpose of loan:
This loan will be used to start my own business

My financial situation:
I am a good candidate for this loan because I have perfect credit history and I never miss paying my bills

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 0
??Car expenses: $ 250
??Utilities: $ 300
??Phone, cable, internet: $ 66
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 110
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$205.19

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	9 / 8	Length of status:	0y 3m
Credit score:	800-819 (Feb-2010)	Total credit lines:	18	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,269	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	decisive-felicity	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WTB a motorcycle
I Intend to use this loan to buy a motorcycle. I am looking at a 2002 Harley Davidson Fatboy. It is well below KBB value at a price of $8000.00. I have $1500.00 cash to put down so I would need to borrow $6500.00. I am employed full time and make a little more than $3000.00 a month. I am one month away from paying off my truck, so that will clear $400.00 a month to make my payments with.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.58%	Starting borrower rate/APR:	24.58% / 26.88%	Starting monthly payment:	$118.61

Auction yield range:	8.06% - 23.58%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	4 / 4	Length of status:	8y 0m
Credit score:	760-779 (Feb-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,549	Stated income:	$25,000-$49,999
Amount delinquent:	$92	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	felicity-matador	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Payday loans, Vet bill,
Purpose of loan:
This loan will be used to? Payoff payday loans,Vet Bill, Bank Line of credit.

My financial situation:
I am a good candidate for this loan because? I won't be overwhelmed with several loans and Bills.
I will be more organized. I will focus on paying this off earlier.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 10	Length of status:	2y 7m
Credit score:	740-759 (Feb-2010)	Total credit lines:	31	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$18,745	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Sothen_Illinois_Girl	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off bills before we have a baby
Purpose of loan:
This loan will be used to pay off a high interes credit card.

My financial situation:
I am a good candidate for this loan because I am employed.? My husband also has a full time, state, union job at the university.? He has been employed there since 1999.? Both of us have credit scores above 700.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	10 / 10	Length of status:	1y 3m
Credit score:	680-699 (Feb-2010)	Total credit lines:	33	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$19,145	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	robust-power0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to?
Pay off extremely high interest credit cards.?
Financial situation:
I am a good candidate for this loan because?
I am a hard worker and a little over a year ago I lost my job of 20 years.? I used the opportunity to start a small business.?
I have a wife and three children so I have to make this a success.? My wife is also employed full-time but her income isnt included in the monthly net income.
I am a responsible person and have never defaulted on a debt.? My credit score was 694 on 2/4/10.
Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 723
??Insurance: $?150
??Car expenses: $?316
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$854.76

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	48%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	7 / 8	Length of status:	4y 9m
Credit score:	660-679 (Jan-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$5,584	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Dec-2009) 680-699 (Nov-2009) 640-659 (Oct-2009) 640-659 (Sep-2009)
Principal balance:	$1,837.37	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Help Daughter/Pay CC-2nd Loan
Purpose of loan:
This loan will be used to?I would like to secure this loan to help our 47 year old daughter who has Multiple Sclerosis. She will buy a mobile home and with a Temporary Use Permit, which has been approved, she will have it placed on our acre property.$15,000 for set up and necessary improvements.? Credit cards in the amount of $7900 @ 29.9%? Total:$22,900 She will pay $600.00 mo. rent and $200.00 utilities
My financial situation:
I am a good candidate for this loan because?I just relisted this again because all the info was not listed. This is a request for a second Prosper loan.? I have never missed a payment to date on my first loan and have always paid it on time and I have no intention of slacking on this.? If it were necessary, I would work extra hours to make the lender's payments.The DQ has been resolved.

Monthly net income: $ 3892

Monthly expenses: $ 3746
??Housing: $ 1671
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	7 / 7	Length of status:	5y 0m
Credit score:	720-739 (Feb-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,741	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-bull993	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business needs loan +$700,000 sales
I need a loan to expand my business. My business is Cell Tek. We are fully operation cell phone refurbishing facility in business since 2005. In each of the past 3 years we have had sales over +$800,000 I have been running my business with credit cards only around 25k of credit. I do not have any large business loans of any kind. I do own my own home purchased with capital made from the business. Recently my credit card limit was cut in half due to revolving credit dept and the downfall of the economy.? This took half of my capital I was using to run the business. Now paypal.com has implemented a new a reserve on my paypal.com account. The reserve on my paypal.com account is basically an insurance policy so I do not pack up and run with the money from sales.? We currently have $15,000 pending in paypal.com we cannot use. Now I am left without any capital to start adding new models. We currently have plenty of inventories for PALM products and are averaging around $1000.00 in sales each day but we would like to branch over to Blackberry and I phone products. This takes capital. This is why I need a loan. I can provide any financial information needed to prove facts above.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$166.17

Auction yield range:	3.06% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 6	Length of status:	15y 1m
Credit score:	800-819 (Jan-2010)	Total credit lines:	49	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	LuckyRealEstateInvestor	Borrower's state:	Missouri	Borrower's group:	AA Credit***
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	800-819 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-759 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Need to repair foundation, sewer
Purpose of loan:
We are fixing up our home. We need to stabilize the foundation, put in a sump pump and repair the sewer drain lines and plumbing. With this loan we will be able to fix these issues.
My financial situation:
I am a good candidate for this loan because?I am a responsible person who works full time and pays all my bills on time. Just did not have enough money set aside for such extensive repairs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$275.87

Auction yield range:	4.06% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1986	Debt/Income ratio:	61%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-10):	3	Current / open credit lines:	25 / 23	Length of status:	6y 5m
Credit score:	760-779 (Feb-2010)	Total credit lines:	50	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$30,338	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-durability-wonder	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high credit cards
Purpose of loan:
I will be paying some high interest department store credit cards, got in a little over my head with shopping and would like to get rid of the interest and lower the overall monthly payment by using this loan.

My financial situation:
I'm currently paying all of the credit cards now, but there isn't a lot of room for doing anything else. This loan will help me to get a little bit of room back on a monthly basis. I'm paying the cards today, the loan will actually be a lower overall payment and eliminate the high interest I'm paying.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$157.84

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	141%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 10	Length of status:	3y 7m
Credit score:	820-839 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$28,723	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unrelenting-felicity0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay property taxes
Purpose of loan:
This loan will be used to?
Pay my property taxes.? We got a little behind due to some medical bills and need a loan to pay them before it gets too late.
My financial situation:
I am a good candidate for this loan because?
My husband and I both have steady jobs.? We have been at our jobs?5 years and 4 years respectively.? We have a steady income that will allow us to pay a loan in monthly increments, but not a huge sum upfront.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$31.57

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	34%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	9 / 8	Length of status:	1y 8m
Credit score:	800-819 (Feb-2010)	Total credit lines:	23	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$1,344	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	funds-storm	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching up on Bills
Purpose of loan:
Catch up my Bills. Make Mortgage Payment and Credit card payment.

Financial situation:
I am a good candidate for this loan because I will make the payments, It much easier to pay back 1000 in smaller payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	14%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	7 / 7	Length of status:	0y 8m
Credit score:	620-639 (Jan-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$12,011	Stated income:	$100,000+
Amount delinquent:	$17,661	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	aesop56	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 86% )	620-639 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	1 ( 5% )	580-599 (Mar-2008)
Principal balance:	$573.94	1+ mo. late:	2 ( 9% )
Total payments billed:	22
Description
Buying an existing business
Purpose of loan:
This loan will be used as part of my funding to purchase an existing musical instrument business. The business has been running for over ten years and produces $120k net income per year. I will be putting an additional 30,000 of my own capital into this business.

My financial situation:
I am a good candidate for this loan because?
The business income alone will more than cover the loan payments but I also earn enough to cover the loan amount without maxing my personal budget out.
My current delinquency is for my home mortgage. We are getting the loan modified and during the process we are making only interest payments.
Monthly net income: $ 12,000
Monthly expenses: $ 4750
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 450
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	20%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	14 / 10	Length of status:	11y 10m
Credit score:	620-639 (Feb-2010)	Total credit lines:	44	Occupation:	Professional
Now delinquent:	4	Revolving credit balance:	$16,058	Stated income:	$75,000-$99,999
Amount delinquent:	$3,125	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	62
Screen name:	CaliLilly	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008) 560-579 (Jun-2007)
Principal balance:	$4,705.97	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Honest & Proven Loan Borrower!!!
Purpose of loan: Hello, we are a family of 5 with 3 children in PA who?would be very?appreciative?to be given?consideration for a 2nd loan.The purpose of this loan would be to help consolidate some of the remaining high int. credit accts & loans to become debt free once and for all.We have been steadily paying off our credit accts for 2.5 yrs?& plan to be debt free in another 2.5 yrs.It?is a?5 yr plan that we committed to.We finally see the end of the tunnel when we will be debt free and it feels like such an accomplishment!I have a FT job as a Sr Civil Engineer Designer?& have been working for the same?Co. for over 11 yrs.In addition, I have supplemented my FT job w/a PT job & work a min. of 60-70 hrs/wk.This is a financial improvement since applying for our?1st loan.My wife continues to work hard at her business.She breeds beautiful show quality Labrador Retrievers and has become well known for the high quality labs that she produces.It has become a family business that we are very proud of.Our puppies are so wanted that we have waiting lists for our?future litters.We've put our heart into this venture and continue to get better and better!We were given a chance 1.5 yrs ago for our 1st Prosper loan and have shown?our committment and promise by paying our loan every mo. on time.Any Help to finally finish what we started would be greatly appreciated!We are so thankful to?the Prosper lenders that trusted in us & gave us the chance to?improve?1.5 yrs ago?even though our credit didn't look good!

My financial situation:I have worked for the same Civil Engineering Co for over?11 yrs now w/employment stability.I also have a?PT job that allows me to add a significant amt of money/mo.This has greatly improved our financial stability since our?1st loan.My wife works 2?PT jobs and runs her growing business.We would definately be able to pay this loan in exchange for several leftover high rate debts and loans that we are trying to finish up and you would be helping us to save a considerable amt/mo.These funds would free up several hundred dollars/mo & save a lot of interest over time.The funds would come directly out of our acct on a mo. basis just as they have for our?1st loan.We are honest and hard working!We are looking to Prosper again to help us finally achieve our goal!

Monthly net income:$4576/My?FT?job and $3000+/for PT job(addit $750/mo is what my wife brings in from?PT jobs?and $3000+/mo from new business) We have the funds to pay this loan and would continue to make it our?#1 priority! ($7576+ income/month for me & $3750+ income/month for my wife)
Expenses:
Housing-$2480
Insur-$125.76
Car Exp-$250-gas/$211-car
Util-$170
Pho/Cab/Inter-$90
Food/Ent-$400(my wife uses tons of coupons and is a huge bargain shopper) We limited?our extra spending?so that we could pay off?our?debt sooner!
Clothing/Househd Exp-$50
Cred Cd/loans-$800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	32%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	10 / 8	Length of status:	19y 1m
Credit score:	620-639 (Feb-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$6,184	Stated income:	$25,000-$49,999
Amount delinquent:	$253	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	verdell	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-639 (Dec-2009) 660-679 (Apr-2008)
Principal balance:	$1,820.34	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
used car for existing business
Purpose of loan:
This loan will be used to?purchase a used car for the home based business already in existance.

My financial situation:
I am a good candidate for this loan because??I have already?taken the time to clean up my credit report and have our household budget ready to improve the business my wife runs from our home. I have been with my current employer for 18 years and plan to continue with them.

Monthly net income: $ 3600

Monthly expenses: $ 2250
??Housing: $ 900
??Insurance: $?125
??Car expenses: $ 120
??Utilities: $ 120
??Phone, cable, internet: $?165
??Food, entertainment: $?400
??Clothing, household expenses $?100
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$180.91

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 9	Length of status:	0y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	24	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$3,631	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	industrious-leverage968	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
truck
Purpose of loan:
This loan will be used to? buy a 95 Dodge Ram 2500

My financial situation:
I am a good candidate for this loan because? I have a continous flow of money weekly averaging about 800-1000.00 a week

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 200.00
??Insurance: $ 70.00
??Car expenses: $
??Utilities: $ 50.00
??Phone, cable, internet: $ 25.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	18%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	14 / 9	Length of status:	6y 6m
Credit score:	720-739 (Jan-2010)	Total credit lines:	23	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$54,175	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	alluring-auction1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for College
Purpose of loan:
This loan will cover the last term of grad school for my son.?????????

My financial situation:
I have lived in the same house for 30 years, and I have been teaching for 25 years all together. I pay my bills on time, and have never filed for bankruptcy, even after my divorce 18 years ago. I believe that you should only take out a loan if it is nessiary; a flat screen TV and a Nintendo hardly count. I also believe that if you take out a loan it is your ethical responsibility to pay it back; someone was nice enough to loan you the money, its only right that you return that kindness. That is why I did not go bankrupt after the divorce, all those years ago. It is important to demonstrate this kind of responsibility for our children. My kids maybe grown now, but it is still right thing to model good values.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.10%	Starting borrower rate/APR:	15.10% / 17.27%	Starting monthly payment:	$260.36

Auction yield range:	14.06% - 14.10%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	7	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$14,820	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	industrious-coin	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Fresh!!!
Purpose of loan:
I want to reach out to the many hopefulls who will help me reach my loan goal, I need to pay off my credit card charging me a ridiculous APR.
Like many people, I would like to have a clean slate.? I appreciate all your risk taking as?a mitigating factor for your considerations?I have a job with the federal government, and my calculated monthly payments will not be a problem.? Thank you for your considerations.

My financial situation:
I am a good candidate for this loan because I have a above-average security in my position with the government.? I currently live at home with no mortgage to worry about.? Like I mentioned earlier, I will not have trouble making my monthly obligations with this loan.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 300
??Car expenses: $ 447
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?250
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	21%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-10):	2	Current / open credit lines:	3 / 2	Length of status:	2y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	25	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blazing-dinero1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
making home safe for elderly parent
Purpose of loan:
This loan will be used to upgrade my home to accomodate my elderly parents who are currently living in Florida. They are 91 and 90. I am retired and draw a pention, plus I have additonal income from a workers compensation claim related to my husbands sudden death while working at his job. I work part time as I am a wound care specialist and want to continue with my career. I will be adding a kitchen area and upgrading 2 bathroom providing safety features to care from my parents. I am an only child and feel I need to do this for my parents as they provided for me over the years.

My financial situation:
I am a good candidate for this loan because I have the income to repay this loan. As you look at the credit report you may see a forclosure listing, this is not true. I recently refinanced my home taking advantage of a better interest rate and during that process, the bank discovered the error and fixed this. So hopefully this will not be reflected on the credit report. I do not have any credit cards, and own my car. I will be available via email for any questions. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$320.33

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	10 / 10	Length of status:	1y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$18,283	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	investor1234	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	800-819 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	840-859 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
investment Funding
Purpose of loan:
This loan will be used to make additional investments.

My financial situation:
I am a good candidate for this loan because I have very little debt and have never had a late payment for anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-10):	5	Current / open credit lines:	1 / 1	Length of status:	24y 4m
Credit score:	740-759 (Jan-2010)	Total credit lines:	5	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$1,251
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	attentive-platinum946	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New year inventory
Purpose of loan:
This loan will be used to?
Replace depleted holiday inventory.
My financial situation:
I am a good candidate for this loan because?I've always paid on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1986	Debt/Income ratio:	3%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	3 / 3	Length of status:	2y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	19	Occupation:	Professional
Now delinquent:	11	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$17,214	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	deal-orbiter6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New job, but need to move.
Purpose of loan:
This loan will be used to?
Move from Maryland to California for my new position.? Unfortunately, the move is totally on me to pay for, and right now I just don't have the money.? It's a great opportunity because I will be making over $90K, plus a 10-15% bonus yearly.? I really have to find a way to get out to California and start anew so that I can create more possibilities for myself with a strong income.

My financial situation:
I am a good candidate for this loan because?
I will be in a position to pay off the loan fairly quickly as well as helping to build my credit rating.? It's the opportunity of a lifetime for someone who can surely use an opportunity to create a strong financial support base.

Monthly net income: $
Approximate $6200.00
Monthly expenses: $
??Housing: $ New rental $2400 ????
??Insurance: $ 100 ????
??Car expenses: $ 0 ????
??Utilities: $ 50
??Phone, cable, internet: $ 0, benefit of working for my company
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0, I do have an AMEX on my credit report but it belongs to my mother, and I was added to build my credit score.
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$282.03

Auction yield range:	17.06% - 25.00%	Estimated loss impact:	20.44%
Lender servicing fee:	1.00%	Estimated return:	4.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	25%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	5 / 5	Length of status:	4y 1m
Credit score:	600-619 (Jan-2010)	Total credit lines:	7	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$2,328	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	103%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	positive_change	Borrower's state:	Oregon	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	600-619 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	1 ( 4% )	520-539 (Jan-2008)
Principal balance:	$1,445.79	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
NO DELINQUENCIES, NEED COMPUTER
Purpose of loan:
The purpose behind this loan is to take consolidate my 1st prosper loan and my 2 credit cards into one monthly payment as well as provide me with a new computer for school.

My financial situation:
I am a wise investment because, despite what my credit score says, i am very good at paying my bills. As you can see by my previous prosper loan. The reason my most recent payment was considered late was because I was short 5 dollars in my bank account and was getting paid that night, so my bank sent the payment back and I was charged...but i had never missed a payment before that it was just one of those once in a blue moon events.

I currently go to school for apparel design, so part of this loan will be used to purchase a new laptop that is capable of running the design programs necessary to complete my assignments. [my school is paid for by student loans]
On top of school i also work full time as a manager for a shoe store, as well as being the person in the house that is responsible for making sure all the bills for the house get paid, i do not have to pay all the bills but i make sure everyone gives me the money to pay them, im kinda like the landlord of the house and it can get very stressful.

as you can see from my previous prosper loan I'm very good when it comes to making payments, like i said the reason for my high risk rating is because of my credit card balances, i have no delinquencies and am very dependable when it comes repaying my debt especially when it is to real people.

By getting this prosper loan i will be able to pay off both my credit cards, my previous prosper loan and buy a computer for school, thus consolidating most of my bills into one monthly payment which will make it easier to keep on top of everything here at the house.

Thank you for taking the time to look at my loan, feel free to ask me any questions. I appreciate any help you can provide.

Monthly net income: $ 2000

Monthly expenses: $ 1014.00
? Insurance: $ 172.00
? Car expenses: $ 235.00 (loan)
? Utilities: $ 200
? Phone, cable, internet: $ 25
? Credit cards and other loans: $ 75, $75, $132(prosper)
? Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	1 / 1	Length of status:	2y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Angeleyesjoya	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for wedding
Purpose of loan:
This loan will be used to...PAY FOR MY WEDDING My financial situation: I am a good candidate for this loan because? I LIVE WITH MY FAMILY AND I DONT HAVE TO PAY RENT AND OTHER UTILITIES. AUTOMATED PAYMENT FOR THE LOAN CAN BE TAKEN OUT DIRECTLY FROM MY CHECKING ACCOUNT MONTHLY.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	17%
Basic (1-10):	4	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	14 / 7	Length of status:	2y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	45	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$73,271	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	gain-magnitude	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furniture
Purpose of loan:
This loan will be used to purchase furniture.? I just went through a divorce and was left with very little for my little girl and myself

My financial situation:
I am a good candidate for this loan because, I'm financially responsible.? I've never had credit problems in my life until this divorce.

Monthly net income: $3500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 90
??Car expenses: $ 500
??Utilities: $200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	48%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	10 / 10	Length of status:	5y 1m
Credit score:	620-639 (Jan-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$14,066	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rydan25	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	30 ( 100% )	620-639 (Latest)
Principal borrowed:	$9,100.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008) 620-639 (May-2007)
Principal balance:	$2,970.95	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
A bright future
Purpose of loan:
The purpose of this loan is to?take care of a few credit bills that were racked up in taking care of our vehicles and raise my credit score so I can provide my wife with a house that she deserves and an interest rate that I won't cringe over.?
My financial situation:

The last loan I got through prosper helped me and my wife a great deal.??Our?financial situation has been great.? I have been successfull in clearing out thousands of dollars of credit debt, a personal loan, and several over payments to my current car payment.? However, within the last two months all of the progress that my wife and I had made was quickly undone by doing some costly repairs to our vehicles (mainly mine-Michigan potholes),so we are now practically back to square one and are asking for help.? This loan will be used to payoff certain credit cards, make them non existant(Fire Stone, and Chase near?$2000 total @?29.9%)?that were used for our vehicles and the existing Prosper loan.??

I know my DTI rating is higher than it should be and without recent events it would have been?a lot lower.? Despite having an above normal DTI rating, I have an excellent credit history and I always?pay my credit card bills early with?a 20-50% above minimum payment.

To further my reputation.?
I am well respected and considered very valuable at the company that I work for: Ricoh Professional Services.? I have constantly received much praise and I have received an award due to my work ethics:
2007-Corps d'Elite.

My duties?are ordering printer?supplies for the contracted company,? AAA, and in repairing other print?driver problems related to printers.

Moreover, I have recently graduated from University of Michigan majoring in BGS.

Once I again I would like to thank for your consideration of this loan.? This loan, like the others, will be treated with the utmost sincerity, just like my loving marriage with my wife of which we will be celebrating our 5th year anniversary soon.

The income and expenses below will show what my wife and I contribute into the household concerning our bills:
Monthly net income: $ 2875
Monthly expenses: $?2255 (with?Student Loan)

? Housing: $?585
??Insurance: $?145
??Car expenses: $?160 (Gas and Fire Stone)
??Utilities: $?50
??Phone, cable, internet: $ 95
??Food, entertainment: $?100
??Clothing, household expenses $?110
??Credit cards and other loans: $?960 (Includes current Prosper Loan, Auto Loan, and other major credit cards w/low int.
??Other expenses: $?50 Student Loan

Please e-mail me if you have any further questions.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$723.65

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	8 / 8	Length of status:	6y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	18	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$16,832	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	autonomous-loot	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$332.64

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2001	Debt/Income ratio:	41%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	11 / 11	Length of status:	0y 9m
Credit score:	700-719 (Jan-2010)	Total credit lines:	14	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$18,423	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	direct-bonus6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
Purpose of loan:
This loan will be used to?be able to reduce??my credit cards because?I?used them to get fast cash to help my sister?in time of emergency a few months ago and to pay my wifes college tuition bill.(?I tried a student loan for her but they didn't help much so i ended up using the credit cards to pay for it and all her text books). Now I have?those credit cards on?high?balances with different high interest rates. I simply rather just pay one entity?per month.

My financial situation:
I am a good candidate for this loan because?I have a full?steady job,i have no kids, so no extra responsabilities.?I always had a good credit score?but my recent spending?trying to help someone is changing that.In a way, i felt like a lender since really my debt right now was from helping others, now i'm the one in need.
My net take home pay per month is around $3800 and my wifes is about $580 a month since she only works 2 days a week my expenses are
$1200 Rent
$620 Wife's tuition
$140 gas, electricity,cable
$235 car gas and insurance
$160 Groceries, household
$25 cell, Home phone, internet discounted by my job
$700 creditcards
-------------------------------------
total $3080
As you can see, this leaves me with enough to cover a loan payment as well as miscellaneous spending money.In addition, i do some extra work from home such as computer repair and web design for a private contractor that brigs me some extra cash
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.18%	Starting borrower rate/APR:	9.18% / 11.28%	Starting monthly payment:	$255.07

Auction yield range:	4.06% - 8.18%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	13 / 13	Length of status:	0y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,879	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exchange-birch	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit cards
Purpose of loan:
This loan will be used to?pay off my credit cards.??I?recently graduated from graduate school in May.??I was an out-of-state resident at my graduate school and, consequently, I was unable to cover all of my expenses through?federal loans and an internship.? Consequently, I?ended up charging certain?expenses such as: food, books, housing and car expenses on my credit card.?Recently, and for no apparent reason except for the new legislation regarding credit cards, my fees and interest rates have increased.? I have a wedding coming up in a little over a year and my goal is to save as much money as I can and pay off as much debt as I can before I'm married.? The reason I am asking for more than my credit card debt is to help with wedding expenses that are coming up in the next few months.

My financial situation:
I am a good candidate for this loan because?I have a stable job working for the government. During graduate school I was an intern at my current place of work for over a year.? This summer, after I graduated, they hired me full-time.? I've been there for over six months now as a full-time salaried employee, which is the amount of time necessary to complete the probationary period.? In another six months, I will be up for a raise. In addition, I have a master's degree and am in a field?that puts me on a trajectory of higher earnings.??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.05%	Starting borrower rate/APR:	30.05% / 32.43%	Starting monthly payment:	$148.68

Auction yield range:	11.06% - 29.05%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	14 / 12	Length of status:	3y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$31,540	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	LiquidLilac2840	Borrower's state:	California	Borrower's group:	University of California and California State University
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (Jan-2010) 640-659 (Aug-2009) 660-679 (Jan-2008) 620-639 (Oct-2007)
Principal balance:	$2,707.94	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying for dental surgery
Purpose of loan:
This loan will be used to pay for a tooth implant surgery later this month.?The cost for?the tooth implant surgery will be around $3500 and I already set aside this amount. However, I may need to have a bone restoration work which could up to $4000, depending on how complicated it will be. I want to apply for a loan here on Prosper as I have had a great experience through my existing loan.

My financial situation:
I am a good candidate for this loan because I will pay in a timely manner and judging from my credit?history, I have not defaulted in any loans in the past. I have had a stable job for 4 years in the same company. I had a few late payments on my student loan a few years ago but it was due to a hardship. My utilization and the amount of credit is not looking good right now because in the past year and a half, I have become the sole income for me and my husband. He had to take up a part-time job so he can finish going to school. He is already done and is planning to take up?his Rad. Tech?exam this February.

Monthly net income: $ 3,200

Monthly expenses: $ 2,945
??Housing: $ 950
??Insurance (Auto) : $ 110
??Car expenses: $ 410
??Utilities: $ 35
??Phone, cable, internet: $ 130
??Food, entertainment: $?160
??Clothing, household expenses $ 150
??Credit cards and other loans? : $?1,000
? (This includes my Prosper loan payment of $246. I have temporarily closed two of my credit card for a year so I could pay down the balance.)??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$106.13

Auction yield range:	11.06% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	36%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	15 / 12	Length of status:	1y 9m
Credit score:	640-659 (Jan-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$7,498	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	twostep4nc	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 95% )	640-659 (Latest)
Principal borrowed:	$9,800.00	< mo. late:	1 ( 5% )	640-659 (May-2008)
Principal balance:	$5,170.96	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
2nd Loan - Pay You not CC
Purpose of loan:
I have been paying down one of my credit cards and then all of a sudden they?"rate jack" me to the tune of 32.99%.? So instead of paying the?bank that has been bailed-out once, I would rather pay you.? The balance on the card is $2400 and the loan will cover the payoff and the Prosper fees.?

My financial situation:
I am a good candidate for this loan because I have a perfect payment history with Prosper (You will see one payment that was 2 days late which occurred when I tried to do an additional payment and it whipped out my automatic withdrawl and was quickly resolved.? I have a full-time job with benefits and a chance for advancement in the near future.? I am committed to this site and want a better community here at Prosper.? You will see one current "deliquent" account which is not mine and is in the courts currently (I had a BMG account 10 years ago that I closed...last year, they sold all the names of former customers to a company that are putting false deliquent accounts on a person's credit report and are asking for a pay for removal from all of them...I have a lawyer and it should be resolved soon).? All other deliquencies were 5 to 6 years ago while in college and grad school...perfect payment history since I have been working full-time.

Monthly net income: $ 3,200
Monthly expenses: $?2,130
??Housing: $?650
??Insurance: $ 50 (car insurance)
??Car expenses: $ 50 for gas a month ($50 for oil change every 3000 miles...I own my car so I do not have any car payments)
??Utilities: $ 60
??Phone, cable, internet: $140
??Food, entertainment: $ 300
??Clothing, household expenses $? 255
??Credit cards and other loans:?$550 ($347 in Prosper loans that will expire in June 2011)
??Other expenses: $ 75 (dog food and medication)

Additional Information
I believe that Prosper is a great opportunity for borrowers and lenders.? This place needs to be a safe and reliable place for all parties.? I am committed to pay my loan to build a better community.

If anyone has questions, please ask and I will post the answer on my listing for all to see.? I have nothing to hide.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$357.01

Auction yield range:	4.06% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	65%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	16 / 14	Length of status:	7y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$22,948	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	deal-firestarter9	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off loan with high % rate
Purpose of loan:
This loan will be used to consolidate debt incurred due to health care bills.

My financial situation:
I am a good candidate for this loan because I faithfully make full payments to all creditors each month, I am gainfully employed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	13 / 12	Length of status:	1y 4m
Credit score:	680-699 (Jan-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,722	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	listing-karate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit cards
Purpose of loan:
This loan will be used to? payoff cards and some rent. Also a little will be used to expand business.

My financial situation:
I am a good candidate for this loan because? I almost always pay my debts on time. Many times I have the payment there before the due date.

Monthly net income: $ 3150

Monthly expenses: $?1240
??Housing: $ 561
??Insurance: $
??Car expenses: $ 60
??Utilities: $
??Phone, cable, internet: $ 15
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$200.04

Auction yield range:	17.06% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	5	Current / open credit lines:	5 / 2	Length of status:	15y 1m
Credit score:	680-699 (Jan-2010)	Total credit lines:	8	Occupation:	Car Dealer
Now delinquent:	0	Revolving credit balance:	$5,940	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	zippy-cash8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for used car lot
Purpose of loan:
This loan will be used to?
Purchase vehicles for my used car lot.?
My financial situation:
I am a good candidate for this loan because?
The money will be used for purchase of wholesale cars and to have some paintwork done on a car currently in my inventory.? I have been a small fully licensed car dealer for over 10 years.??I buy cars at dealer auctions and resell them for a few? thousand dollars ?profit.? I keep my overhead very low and just need a little cash boost to get things moving again.? My personal expenses are almost nothing, so pretty much?all my expenses?are for my business.? I am a very hard worker and?work at least 10 hours a day 7 days a week.? If you loan me this money it will be put to very good use and not put at risk.?

Thank you very much for considering my loan.

P.S. The car in the photo is the last car that I sold.?It sold for $6,500.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$332.33

Auction yield range:	8.06% - 11.04%	Estimated loss impact:	6.44%
Lender servicing fee:	1.00%	Estimated return:	4.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1985	Debt/Income ratio:	25%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	23 / 21	Length of status:	31y 3m
Credit score:	800-819 (Feb-2010)	Total credit lines:	61	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$5,184	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	abundant-worth	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	800-819 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	800-819 (Nov-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Home Improvements
Purpose of loan:
This loan will be used to?consolidate credit cards into one payment?and reduce the number of payments I make each month.

My financial situation:
I am a good candidate for this loan because?I have an excellcent?credit?score and make all payments before they?are due.? I?also have long gevity with my employer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 11.15%	Starting monthly payment:	$445.59

Auction yield range:	8.06% - 8.06%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	0.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 10	Length of status:	4y 9m
Credit score:	780-799 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,490	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	coin-trajectory	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CC before we have a baby
Purpose of loan:
This loan will be used to pay off three credit cards and one car,?so that we only have to make one payment instead of four.? I am also wanting a lower interest rate than what the credit cards have.?

My financial situation:
I am a good candidate for this loan because I have a full time job at a university.? I also have a part time business teaching martial arts.? My wife is also employed.? My wife and I both have a great credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.52%	Starting borrower rate/APR:	9.52% / 11.62%	Starting monthly payment:	$64.08

Auction yield range:	4.06% - 8.52%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	5 / 4	Length of status:	0y 2m
Credit score:	740-759 (Feb-2010)	Total credit lines:	37	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$896	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diversification-majesty7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
get bank account back in shape
Purpose of loan:
This loan will be used to? To buy plane ticket for my girlfriend.

My financial situation:
I am a good candidate for this loan because? I am working 6 days a week and have a regular job, with an establish companty.Working hard to keep my bills paid up and to build my credit back up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	12 / 9	Length of status:	0y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	17	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$5,350	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	auction-paladin6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit card debt in to one bill.? Where I'm having trouble right now is the organizational part.? I have all these minimums to worry about.? I just want one.? Hopefully with a little better rate.

My financial situation:
I am a good candidate for this loan because my business is doing good.? I'm working six days a week and I'm booked two months out.

Monthly net income: $ 4,500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $?50
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $?200
??Clothing, household expenses $
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-10):	2	Current / open credit lines:	4 / 4	Length of status:	2y 2m
Credit score:	720-739 (Jan-2010)	Total credit lines:	7	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$13,006	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cercleparfait	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?
I will be using this loan to pay for school; although my tuition is cover by the post 9/11 GI Bill I am struggling to pay for the extra expenses such as gas and supplies, this loan will suffice to cover my whole two years of enrollment for the Associates degree, and will help to consolidate some debt that I have on my credit card.
My financial situation:
I am a good candidate for this loan because?I am always on time with my payments, I am a very responsible person and coming from a military background I have the discipline to manage my money well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	11.06% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2008	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	2 / 2	Length of status:	0y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$530	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	investment-numero-uno9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Car. Great Credit History.
Purpose of loan:
This loan will be used to purchase a car.

My financial situation:
I am a good candidate for this loan because I can easily make the payments on time each and every month. I have a job at Suntrust bank in which I make $21590.40 per year. This equates to about $1700 income per month. However, I have no other expenses. I do not have to pay rent, or any other expenditures. I am a college student with a full scholarship. Also in the Fall I will start ?receiving the?federal pell grant which will give me $5500 ($2750 a semester)a year?to cover personal expenses?since all my educational expenses are paid for. I am also an young investor. I turned $1500 into $17000 in three weeks by investing in penny stocks. Then I reinvested my money in a long term investment in which my money is still in. Thats why I am not using my profits to pay for car. So i have more than enough income to make the payments every month. I am also a?former member?of the United States Military. I was in the Navy for a year and a half as a midshipmen at the United States Naval Academy. I will have my monthly payments automatically deducted from my checking account as well.

Credit Info: Even though my credit history is short ( 1 year 4 months). I have made all my payments on time??each month. I have a line of credit and Credit Card with Navy Federal. My credit utilization is only 8%. Also,?Navy Federal?automatically?increased my credit limit on the credit card to $5000 because I make all my payment in full every month on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.06% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	11 / 11	Length of status:	1y 0m
Credit score:	720-739 (Feb-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,994	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loan-tamarack	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
product
Purpose of loan:
This loan will be used to help start up?my?own?salon.? The rest of my expenses are covered, but?i still need a few styling chairs, a?station, shampoo chairs, bowls, and dryers for an at home salon.

My financial situation:
I am a great candidate for this loan because i have steady income as a cosmotologist with a dedicated client base that is following me, there is other household income, i have little debt, but am current on any payments and have extra money that can cover any future payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	12 / 11	Length of status:	3y 9m
Credit score:	680-699 (Feb-2010)	Total credit lines:	19	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$2,141	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	top-genuine-return	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help me consolidate!
Purpose of loan:
This loan will be used to?? Pay off credit cards and cut them up!

My financial situation:
I am a good candidate for this loan because? I had my troubles in the past do to ignorance about how credit could effect me in the future, but I have grown up and have a family now, and have grown into a responsible man.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 160
??Car expenses: $ 485
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 7000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-10):	3	Current / open credit lines:	4 / 4	Length of status:	1y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	25	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$1,452
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	interest-encore	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want To Wipe My Slate Clean
Purpose of loan:
This loan will be used to?
Pay off the remaining balances of my department store credit card and my student loan. I lost my job last year and have been on unemployment assistance for the past year. I had thousands of dollars in unsecured debt at the time of my lay-off, and losing my job forced me to take serious action regarding that debt. I had 2 choices - file for bankruptcy or try debt consolidation. I hired an experienced attorney and he settled my debts for me at a substantial savings. The only debts that I could not settle were my department store credit card and my student loan. While my finances in 2010 are already looking better than they have in years because I no longer have most of my debt, I would love nothing more than to get rid of the rest of what I owe this year and wipe my slate totally clean.
My financial situation:
I am a good candidate for this loan because? I am actively seeking employment, and I am still qualified for and collecting unemployment benefits. I have an undergraduate degree from a very well-respected private college in Chicago, Illinois and I?have solid work experience and credentials in my favor with regards to finding another job.The debt settlement process did have an adverse affect on my credit score, but I am bound and determined to rebuild my credit and have it looking better than ever.

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?250
??Clothing, household expenses $?200
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.77%	Starting borrower rate/APR:	31.77% / 34.17%	Starting monthly payment:	$86.85

Auction yield range:	14.06% - 30.77%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-10):	5	Current / open credit lines:	7 / 7	Length of status:	0y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	9	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$3,912
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	integrity-spruce	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation and Bills
Purpose of loan:
This loan will be used to cover relocation costs and bills during the relocation process. I was originally given a move in date for Febuary 8th, 2010. The week before the move, I was informed that the property I was going to move in to was not going to be available until March 1, 2010 and that the first move in date was an error. Having left my job in January thinking that there would only be a month of bills to pay before relocating, I am now in a slight bind due to the additional month of bills. Part of the loan is for housing in the event that there is another property error so that I can definitely relocate at the given date.

My financial situation:
I am a good candidate for this loan because I have historically always paid my bills on time. It is the strongest point in my credit report. My set of work skills is in one of the few areas universally in demand (I do behavior therapy and case management for special needs children) and I am able to hold a steady job. I understand that the prospect of giving a loan to someone who is currently unemployed may seem risky, however I also have some personal possessions, specifically musical instruments, which can be sold to cover the loan amount in the event of an emergency. I would prefer not to go that route, but as I said, I always pay my bills, and that is a source of pride for me.

Monthly net income: $

Monthly expenses: $ 1072
??Housing: $
??Insurance: $120
??Car expenses: $75
??Utilities: $ 40
??Phone, cable, internet: $127
??Food, entertainment: $50
??Clothing, household expenses $30
??Credit cards and other loans: $630
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.88%	Starting borrower rate/APR:	32.88% / 36.98%	Starting monthly payment:	$44.04

Auction yield range:	14.06% - 31.88%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	40%
Basic (1-10):	9	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	14 / 14	Length of status:	3y 4m
Credit score:	600-619 (Feb-2010)	Total credit lines:	35	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$17,685	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Jillybean661	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (Apr-2008) 620-639 (Mar-2008)
Principal balance:	$506.31	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Help pay for my daughter's Pre-K
Purpose of loan:
This loan will be used to? help me put my daughter in Pre-K for the next 6 months part-time.

My financial situation:
I am a good candidate for this loan because? I am never late on my credit cards and I always pay everything off on time.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1,755.00
??Insurance: $ 200.00
??Car expenses: $ 1,100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 700.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$336.94

Auction yield range:	8.06% - 12.00%	Estimated loss impact:	7.26%
Lender servicing fee:	1.00%	Estimated return:	4.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	11y 4m
Credit score:	780-799 (Jan-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,918	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transaction-slingshot	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DJ Equipment / home improvement
Purpose of loan:
This loan will be used to? purchase dj equipment because i need more sound equipment for bigger venues because I plan on going out on my own. I also want to make some home improvements in my home to up the value.

My financial situation:
I am a good candidate for this loan because?? all my loans in the past have been paid on time or early. Ive never been late on any loan payments or bills. I have perfect credit to receive a loan like this so?i will not accept anything over 15%
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$218.68

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	15 / 12	Length of status:	1y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	21	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$1,153	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nourishing-bid7	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
overall refurbish
Purpose of loan:
This loan will be used to refurbish condo

My financial situation:
I am a good candidate for this loan because I am a Director of Nursing with a regular income in a field that is recession proof.? I am a single mother recovering from a very negative divorce and working on improving my credit and financial situation.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1080
??Insurance: $ 85
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 260
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 250
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	6 / 5	Length of status:	0y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	22	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$17,781	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	top-fairness-artist	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking To Pay Off My Credit Card
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I am employed on a full time basis as a teacher, and am looking to get my credit card debt under control so I can be saving more money and planning for my retirement.

Monthly net income: $3,000

Monthly expenses: $
??Housing: $1299
??Insurance: $90
??Car expenses: $175 (gas)?
??Utilities: $100
??Phone, cable, internet: $150?
??Food, entertainment: $250?
??Clothing, household expenses $
??Credit cards and other loans: $680?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	54%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	9 / 8	Length of status:	6y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	16	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$12,386	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-compassion-supergiant	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off credit cards
My financial situation:
I am a good candidate for this loan because?? I always pay my bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 12.35%	Starting monthly payment:	$498.21

Auction yield range:	3.06% - 11.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 5	Length of status:	1y 5m
Credit score:	820-839 (Jan-2010)	Total credit lines:	16	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$1,428	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	exponential-revenue2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off major purchase
I'm looking to make a major purchase and I think I can get a better rate through Prosper than with my credit card. I have great credit, but the banks still charge outrageous interest on credit cards. It's not even justifiable really. It's somewhat sad that a person with solid credit can't get a regular loan and not get gouged with the rate. I'm starting the rate off high in the hope that you agree on a reasonable one. Thanks for your help.

Also, I'm not really a Scientist, I'm a laboratory QC supervisor. The other choices really didn't fit. Cheers!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	3 / 2	Length of status:	1y 8m
Credit score:	700-719 (Feb-2010)	Total credit lines:	7	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$596	Stated income:	$50,000-$74,999
Amount delinquent:	$393	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	responsibility-excellence8	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Needed For Small Venture
Purpose of loan:
This loan will be used to? Invest in an already successful venture that is short of cashflow

My financial situation:
I am a good candidate for this loan because? I am already making money with this particular campaign, however do not have appropriated cashflow to scale it.

Monthly net income: $ $3,500

Monthly expenses: $ 2,550
??Housing: $ 1,200
??Insurance: $ 250
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 0
undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	11 / 11	Length of status:	9y 0m
Credit score:	680-699 (Feb-2010)	Total credit lines:	33	Occupation:	Truck Driver
Now delinquent:	3	Revolving credit balance:	$18,371	Stated income:	$50,000-$74,999
Amount delinquent:	$165	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rate-kazoo	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my
The of this loan is to payoff my debts without having to go to a debt consolidating firm, that can hurt my credit. I realized since I'm on the road a lot as a truck driver, it is not wise for me to have so many different accounts to worry about. I want to pay everybody off at once and have only I payment to make. I would also like to save on interest. I believe I'm a good candidate for this because I'm very responsible and paying back the loan is not an issue. I thank god for truck driving sometimes because I control a lot of my income,and trucking is never goin out of business! I will basicly always have a source of income. My monthly earnings are around a little over $5000 and my living expenses are probably around 2500. I have an excellent history with my bank (bank of america). I would greatly appreciate the help. I look forward to keepin easier track of my debt by owing just one personPurpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	35%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	16 / 15	Length of status:	2y 1m
Credit score:	700-719 (Feb-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,267	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wynnjos	Borrower's state:	Washington	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 98% )	700-719 (Latest)
Principal borrowed:	$23,250.00	< mo. late:	1 ( 2% )	620-639 (Jan-2008) 580-599 (Dec-2007) 620-639 (Mar-2007)
Principal balance:	$2,578.15	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Debt Consolidation after Iraq
Purpose of loan:
Hello I am requesting this loan to be fulfilled so that I can consolidate my family's credit card and higher interest loan debt into one payment. I recently graduated from college with my accounting degree and would like to group together our higher interest debts so that I have less monthly payments along with my education loan payments. I appreciate all bids for my loan. This is my third loan with Prosper.com and I have never been late on a payment. One of my other loans is paid off and the 2nd loan is almost paid off.

My financial situation:
I recently returned home from my third tour in Iraq with the US Army Reserve. Therefore my income is comprised of my reserve drill pay of about $400-$500 per month and my full time job as a poker dealer which comprises of mostly tips. Thanks again for you consideration in funding my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$386.69

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	15 / 14	Length of status:	3y 11m
Credit score:	720-739 (Jan-2010)	Total credit lines:	54	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$33,781	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	punctual-dedication	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for a helping hand!
Purpose of loan:
My stated?goal is to rid myself of all of my credit card?debt.? But honestly, my?life goal is to become a more disciplined person and I am asking for your help.??Through my inattention and lack of keeping a budget,?my credit card debt has piled up.?Finally, I sat down and?took a long, hard look at my spending habits.? I realized that while I was generally living within my means, I did not have a plan for any savings I had left over each month.? I am determined to seize control of my spending habits!? I have put together a realistic budget, and set an objective to?pay my debt down to nothing.? A consolidation loan would help; however, the big banks are not lending.? So I am?asking you -- the global village --?for a helping hand, so that I may one day return the favor.?

My financial situation:
My financial situation is very stable; I?am a clinical researcher in the pharmaceutical industry and have been?involved with developing?safe and effective new?drugs.? I make a good income and am paying off my debt slowly.? This loan would help me consolidate those payments and pay them off faster.??Despite my mediocre rating, I have never missed a bill payment of any kind in my credit?history of over?20 years. ?I can be trusted to pay back my debt.?

Thank you in advance for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,850.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$287.05

Auction yield range:	17.06% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1984	Debt/Income ratio:	7%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	4 / 4	Length of status:	5y 10m
Credit score:	660-679 (Jan-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$2,542	Stated income:	$75,000-$99,999
Amount delinquent:	$15,052	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 5	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	Royaltea	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2007)
Principal balance:	$1,513.30	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Relist - Low DTI - No Risk!
Purpose of loan:
To pay off the remaining balance of a loan that was taken out several years ago?against?my 401K? plan.?? This loan will also be used to?pay off the $1500 remaining balance on the first Prosper Loan.???? We are planning to use our savings to pay off the deliquency explained below, and we want to have the 401K available?in the event of any emergencies while we rebuild our savings.? We are determined to stay in a position in which we can take care of life's little emergencies ourselves.?

My financial situation:
Much improved!??Income is higher, we are paying down the debt and have successfully been saving.?? Both cars are?paid off, and the two remaining credit cards have been paid down.???And the Hubby's income has?improved, too (he is no longer in car sales).? ??We are still in line for?a substantial?inheritance when the house in California sells.?? The buyer is presesntly in a rent-to-own agreement (while he was selling his home in another state), and we expect to close the sale by the end of?the year.???At that?time we will also pay off this 2nd Propser loan.?

About that one deliquency on the credit
Unfortunately, our?credit has taken a hit this past year as we've been working with the?bank (for 11 months now) to try?to get our high?interest mortgage rate reduced.?? Per?the banks instructions, we've been making?a series of very specific reduced "trial payments" during this negotiation, but the bank is still reporting against the?original mortgage payment amount.? We've submitted paperwork 5 different times, only to be told each time we're going to be moved to a new plan,?often with a delayed payment date for the new trial payment plan to start up.??Even though we've met all the payments per the "trial payment plan"?it?is still showing as a deliquency on?the credit.??Very?frustrating.??We never thought this would drag on like this.??It is a horrible program.?? ?Fortunately, we do?have the funds to make up this deliquency.? In the event we do get?turned down for the?loan modificaiton, we plan to make up the deliquency, and then go and refinance our home.? ??

My income alone can handle our monthly expenses and the Prosper loan payment.?? Again, thanks to all of the Prosper lenders,and this site.?? You are greatly appreciated.?

Monthly net income: $ 4800
(does not include spouse's income?of $3800 per month)

Monthly expenses: $ 3700
??Housing: $?2400
??Insurance: $ 200
??Car expenses: $?0
??Utilities: $ 100
??Phone, cable, internet: $?120
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?300
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	1 / 1	Length of status:	5y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	2	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	blade22	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying new car for family
Purpose of loan:
This loan will be used to?
Purchase a new car'? I am currently in need of a new car for a family of three. My husband also works and will be able to assist me with the payment.
My financial situation:
I am a good candidate for this loan because?
Me and my husband have been married for three years and have had a steady job for 6 years. We have a family and know? how important it is to have credit
Monthly net income: $
I make 2000 a month and my husband makes 2500 a month
Monthly expenses: $
??Housing: $ 0, staying with older relatives to take care of them
? Insurance: $ 80 for car insurance
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	7 / 7	Length of status:	10y 6m
Credit score:	720-739 (Jan-2010)	Total credit lines:	15	Occupation:	Bus Driver
Now delinquent:	0	Revolving credit balance:	$2,336	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ingul	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
apt ..remodeling.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.43%	Starting monthly payment:	$65.32

Auction yield range:	4.06% - 26.00%	Estimated loss impact:	2.23%
Lender servicing fee:	1.00%	Estimated return:	23.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	3%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 1	Length of status:	2y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$39	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	61
Screen name:	worth-warp-speed	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education for Career Change
Purpose of loan:
This loan will be used to purchase the very best at-home training program and equipment for becoming a Court Reporter, Broadcast Captioner, and/or CART (Communication Assistance Real Time) Provider. This is listed by the US Government as one of the fastest growing job fields over the next decade.

My financial situation:
I am a good candidate for this loan because I am a better borrower than my credit reports can ever show. I currently have only one monthly debt payment, my automobile, and enough disposable income just from my regular job to meet any monthly payment a 3-year, $1,600 loan may incur. Further, I have a cash-only business selling Italian Ice at fairs and markets from May through September with net profit of between $5,000 and $6,000 annually that will subsidize any loan payments I have.

As for any delinquencies and the bankruptcy listed on my credit report they were all due to one cause -- my divorce. I purposely took all the debt incurred during my marraige upon myself, even though I did not have to, so my ex-wife would not have that problem while supporting our two children. I did this knowing that meant eventual bankruptcy. That bankruptcy has been discharged in full. Look deeper and you'll see prior to that 10+ years of 100% on-time payments on all debts -- credit cards, utilities, home mortgage, automobiles, and all others.

Have faith in me and you'll see the rest of my life with 100% on-time payments and any and all Prosper loans I receive will be among the first of those.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$108.78

Auction yield range:	17.06% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1985	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	15 / 10	Length of status:	3y 9m
Credit score:	660-679 (Jan-2010)	Total credit lines:	34	Occupation:	Accountant/CPA
Now delinquent:	2	Revolving credit balance:	$5,647	Stated income:	$75,000-$99,999
Amount delinquent:	$64	Bankcard utilization:	113%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	48
Screen name:	watcher3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical bills
Purpose of loan:
This loan will be used to?pay off medical bills.
My financial situation:
I am a good candidate for this loan because?will increase my cash flow

Monthly net income: $ 6200.00

Monthly expenses: $
??Housing: $ 1480?
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $?175
??Phone, cable, internet: $ 150
??Food, entertainment: $?500
??Clothing, household expenses $?350
??Credit cards and other loans: $ 800
??Other expenses: $ 200????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	8 / 7	Length of status:	2y 9m
Credit score:	660-679 (Feb-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,764	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	MacFabian	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009) 640-659 (Sep-2009) 660-679 (Aug-2009) 540-559 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
3rd Prosper Loan: No Late Payments
Purpose of loan:
This loan will be used to? buy carpet cleaning equipment

My financial situation:
I am a good candidate for this loan because? I always pay the money back ontime

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1000????????
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	5 / 5	Length of status:	7y 0m
Credit score:	680-699 (Feb-2010)	Total credit lines:	6	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$625	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rate-escalator	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repairs
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.90%	Starting borrower rate/APR:	10.90% / 13.02%	Starting monthly payment:	$490.37

Auction yield range:	8.06% - 9.90%	Estimated loss impact:	8.21%
Lender servicing fee:	1.00%	Estimated return:	1.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	31%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	13 / 12	Length of status:	10y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	27	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$40,549	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	spry-p2p	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my hihg interest credit cards

My financial situation:
I am a good candidate for this loan because i have secure employment

Monthly net income: $ 6238

Monthly expenses: $
??Housing: $?800
??Insurance: $ n/a
??Car expenses: $ 289.00
??Utilities: $ 200
??Phone, cable, internet: $ 178.00
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 650
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$830.36

Auction yield range:	8.06% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	9 / 8	Length of status:	10y 10m
Credit score:	780-799 (Feb-2010)	Total credit lines:	36	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$39,350	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	phlange	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Is Strong!
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I have EXCELLENT credit (780-799, never missed a payment), and have been a Realtor in Colorado for over a decade.? The tough economy last year forced me to put expenses on credit cards for awhile.? But I have cut expenses and can verify that my income is consistent as business is strong again.? Just don't want to pay high credit card interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$312.21

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	6y 2m
Credit score:	760-779 (Feb-2010)	Total credit lines:	4	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	point-champion	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay for financial education
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a 19.50 salary an hour.I have 6 years with the ritz carlton company
i am a hvac mechanic.MY LOAN will be used to gain financial knowledge to invest in the maket (index market)less risk more profit.
futur contracts(emini market).the school is 21st century academy, http://www.21stcenturyacademy.com/
i have no liabilities. i plan to pay it in a year or 2 never 3.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1978	Debt/Income ratio:	34%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	7 / 8	Length of status:	18y 7m
Credit score:	660-679 (Jan-2010)	Total credit lines:	15	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$27,775	Stated income:	$25,000-$49,999
Amount delinquent:	$430	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	serene-trade8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
If I can find $2500, I can pay off my 401k loan and then I would have access to enough money to pay off everything I owe including this loan.?
My financial situation:
I am a good candidate for this loan because it will be paid off quickly.? I currently have $75,000 in my 401k, so I will be able to pay off all my debt and get myself back on track.? I have always paid my debts and on time and now I am in a bind and need to just get out of debt.

Monthly net income: $ 1910

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$542.74

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-10):	1	Current / open credit lines:	14 / 11	Length of status:	10y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	33	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$96,376	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blue-power-architect	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card at 35%
Purpose of loan:
This loan will be used to? Consolidate debt.

My financial situation:
I am a good candidate for this loan because?I have been in business for 10 years and?are now?faced with credit card that has increased my intersest to 35%?interest.? This leaves us with an interest payment that is robbing our company of working capital at a time when we need it most.? The credit card company (Advanta) suddenly closed their whole card operation and raised the rate without any notification.? Now with credit so tight it has made it impossible to refinance the loan.? This?principle was?put on the card to expand our construction business into retail.? Our store carries spa, bbq's, and patio furniture.? Please visit our websire at www.nwpoolandspa.net

Monthly net income: $3,500.00-personal-$2,400.00-wife

Monthly expenses: $
??Housing: $ 1,532.00
??Insurance: $ 60.00
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 115
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	40%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	7 / 7	Length of status:	6y 4m
Credit score:	700-719 (Feb-2010)	Total credit lines:	24	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$32,103	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kindness-birch1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
I will be using this loan to payoff high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have been gainfully employed with the same company for more than 6 years and I will be getting an annual raise within the month and a discretionary increase as well. I have a good track record with regard to my finances, I ran into trouble right after my separation and it took me sometime to steady myself.?Right now I am paying bills in two separate households and holding a full time retail management job and a part time job to make ends meet. I want to pay off two of the three credit cards I have (The other cards are in use by my wife)?and not have to cut it so close every month.?That way I can start building my savings again and eventually get my own place.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	19 / 18	Length of status:	24y 9m
Credit score:	680-699 (Feb-2010)	Total credit lines:	45	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$16,056	Stated income:	$100,000+
Amount delinquent:	$34	Bankcard utilization:	57%
Public records last 12m / 10y:	2/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pwtriumph	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	660-679 (Dec-2007) 640-659 (Nov-2007)
Principal balance:	$1,093.51	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Credit Card Consolidation
Looking for a loan for my daughter's college costs. Will use annual bonus to bridge and payoff student loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.06%	Starting borrower rate/APR:	15.06% / 17.23%	Starting monthly payment:	$346.95

Auction yield range:	14.06% - 14.06%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	17 / 15	Length of status:	3y 0m
Credit score:	680-699 (Feb-2010)	Total credit lines:	39	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$82,749	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worth-tapestry5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Plastic (for good!)
Purpose of loan:
This loan will be used to pay off my Bank of America card. They raised my rate to 19.99% for no reason when the credit crunch hit. I tried calling to ask them to lower it back to the 9% it had been before but they said they couldn't help me and I was welcome to pay it off. I need your help to pay this off (please)

My financial situation:
I am a good candidate for this loan because I have a good steady job which I have held for over 3 years at a good solid company. I am also an Officer in the Navy Reserves. I pay my bills on time and see this as a sign of good character. Being able to pay off my credit cards is important to me so my new husband and I can eventually buy a home.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 164
??Car expenses: $ 400
??Utilities: $ 65
??Phone, cable, internet: $ 100
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1300
??Other expenses: $ 175
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$812.00

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	5	Current / open credit lines:	6 / 6	Length of status:	3y 7m
Credit score:	780-799 (Feb-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,735	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nomatek	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	820-839 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Payoff Shareholder Loan
Purpose of loan:
This loan will be used to payoff an existing shareholder loan.

This will be our second Prosper loan. We received our first loan in May 2008 (Inventory Loan). This loan was paid off in December 2009. We are a boutique distributor of fine wine and spirits in the state of Indiana. We represent quality products from small to medium size wineries, distilleries and importers. Our focus is to provide quality service to independent retailers and restaurants throughout the state.

We have had an investor loan on our balance sheet since May 2007. This loan was originally for $25,000. The current balance on this loan is $20,000. The investor originally funded the loan from a personal line of credit. The investor is requesting that we payoff the loan to allow him to clean-up his line of credit. The investor has been kind enough to loan us the money for almost 3 years and I feel obligated to do what I can to get the loan paid off. We have little spare cash after 2009.

What makes us a sound company remains the same - quality of management. I have a MBA in finance with public company banking and corporate finance experiences. My business partner has over 28 years of industry experience in the wholesale and retail side of the business. Similar to many businesses, last year was a tough year for us. Despite a tough economic environment, we were able to break-even (ie < 1% Net Income) and managed to grow revenues by a small percentage. We did not have to lay off any employees during 2009. I think these results speak to how we run our company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 12.95%	Starting monthly payment:	$31.99

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	5 / 3	Length of status:	1y 11m
Credit score:	700-719 (Feb-2010)	Total credit lines:	29	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$2,979	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	diversification-phoenix	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
truck repair and emergency money
Purpose of loan:
This loan will be used to?
get truck fixed and have emergency money
My financial situation:
I am a good candidate for this loan because?
i still have a job, and i am currently paying down my debt so i wont be in this situation in the future
Monthly net income: $
4000
Monthly expenses: $
??Housing: $ 1400
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.